UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 24, 2010

DEALERTRACK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Ave., Suite M04,
Lake Success, NY 11042
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 516-734-3600

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

DealerTrack Holdings, Inc. has announced that it will work with Asbury Automotive Group (“Asbury”) to transition Asbury away from DealerTrack DMS.  In connection with Asbury’s IT strategic review, DealerTrack and Asbury have concluded that it is not economic for DealerTrack to tailor its DMS to meet Asbury’s new requirements.  The transitioning of the DMS relationship will not impact DealerTrack’s 2010 financial results.  DealerTrack will focus its DMS sales efforts against the full range of 17,000 automotive dealerships and expects to continue to add many new dealership groups to its customer ranks.

Asbury will increase its purchase of other DealerTrack solutions and DealerTrack will remain a preferred software provider to Asbury.  In addition, Asbury will use the DealerTrack credit application processing network as its preferred credit application processing network in all Asbury stores where DealerTrack has a corresponding relationship with that dealership’s captive finance company.

Safe Harbor for Forward-Looking and Cautionary Statements

Statements in this press release regarding DealerTrack's ability to prevail on the merits, the chances of a successful appeal, the benefit of DealerTrack refilling its patents, and all other statements in this release other than the recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of DealerTrack Holdings, Inc. to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.

Factors that might cause such a difference include: the impact of the transitioning of the DMS relationship on DealerTrack’s 2010 financial results and other risks listed in our reports filed with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2009. These filings can be found on DealerTrack's website at www.dealertrack.com and the SEC's website at www.sec.gov. Forward-looking statements included herein speak only as of the date hereof and DealerTrack disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2010

DealerTrack Holdings, Inc.
By:	/s/ Eric D. Jacobs
Eric D. Jacobs
Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer